EXHIBIT 32.4

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Vita Equity, Inc. for the quarter ended June 30, 2006, I, Dwight Webb, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

          (1)     the Quarterly Report on Form 10-QSB of Vita Equity, Inc. for the quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, fairly presents in all material respects, the financial condition and results of operations of Vita Equity, Inc.

                                                                                                   By:     /s/ Dwight Webb
                                                                                                   Name:   Dwight Webb
                                                                                                   Title:     Chief  Executive  Officer,
                                                                                                               Chief  Financial Officer
                                                                                                                Director

                                                                                                   Date:     August 14, 2006